EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

                                  COMMON STOCK
                                       OF
                              ATC HEALTHCARE, INC.

         This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of March 5, 2007 by and among (i) ATC Healthcare, Inc., a Delaware corporation (the "COMPANY") and (ii) the signatories hereto (each, an "INVESTOR" and, collectively, the "INVESTORS") which Investors have entered into as of the date hereof a Common Stock and Warrant Purchase Agreement (the "PURCHASE AGREEMENT") with respect to the purchase of the Company's Class A Common Stock (the "STOCK") and accompanying Warrants to purchase shares of Stock (the "WARRANTS"), and
(iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 11 hereof (collectively, the "INVESTOR PERMITTED TRANSFEREES" and each individually an "INVESTOR PERMITTED TRANSFEREE"). Capitalized terms used herein but not defined herein shall have the meanings given to such capitalized terms in the Purchase Agreement.

         WHEREAS, the Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase, Stock and Warrants from the Company, all upon the terms and conditions set forth in the Purchase Agreement; and

         WHEREAS, in connection with the execution and delivery of the Purchase Agreement, the Company has agreed with the Investors to provide it with the rights set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. The following terms shall have the meanings provided therefor below:

                  "EFFECTIVE   DATE"   means   the  date   that  the   Mandatory
Registration Statement is declared effective by the SEC.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

                  "INVESTORS" shall mean, collectively, the Investors and the Investor Permitted Transferees; PROVIDED, HOWEVER, that the term Investors shall not include signatories hereto or any Investor Permitted Transferee that ceases to own or hold any Registrable Shares.

                  "MAJORITY HOLDERS" shall mean, at the relevant time of reference thereto, those Investors holding and/or having the right to acquire, as the case may be, more than fifty percent (50%) of the Registrable Shares held by all of the Investors.

                   "QUALIFYING HOLDER" shall have the meaning ascribed thereto in Section 11 hereof.

                  "REGISTRABLE SHARES" shall mean (i) the shares of Stock purchased pursuant to the Purchase Agreement and (ii) the shares of Stock purchasable upon the exercise of Warrants; PROVIDED, HOWEVER, that such term shall not include any of such shares of Stock that become or have become eligible for resale pursuant to Rule 144(k).

                  "RULE  144"  shall  mean  Rule  144   promulgated   under  the
Securities Act and any successor or substitute rule, law or provision.

                  "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                  "RULE 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

         2. EFFECTIVENESS. The Company shall be required to use commercially reasonable efforts to keep the Mandatory Registration Statement (as defined in Section 3(a)) continuously effective until such date that is the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold, (ii) the date when the Registrable Shares become Rule 144(k) eligible or (iii) the third (3rd) anniversary of the date that the Mandatory Registration Statement is first declared effective.

         3.  MANDATORY REGISTRATION; PIGGYBACK REGISTRATION.

                  (a) Within forty-five (45) days of the Closing Date, the Company will prepare and file with the SEC a registration statement on Form S-3 or its equivalent for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Investors as selling stockholders thereunder (the "MANDATORY REGISTRATION STATEMENT") and shall use its best efforts to cause the Registration Statement to be declared effective within 90 calendar days after the Closing Date, or within 120 calendar days after the Closing Date in the event that the Registration Statement is reviewed by the SEC (such dates, as applicable, the "EFFECTIVENESS DATE"). The Mandatory Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares and shall contain (unless otherwise directed by at least an 85% majority in interest of the Investors) substantially the "PLAN OF DISTRIBUTION" attached hereto as EXHIBIT B. The Company agrees to use best efforts to cause the Mandatory Registration Statement to become effective as soon as practicable. The Mandatory Registration Statement shall only relate to resales of (1) Stock purchased by the Investors pursuant to the Purchase Agreement or pursuant to Warrants issued under the Purchase Agreement
(2) 2,000,000 shares of Stock purchased by Roaring Fork Capital SBIC, L.P. in January 2007 and a related Warrant to purchase up to 1,000,000 shares of Common Stock and (2) Bathgate Capital with respect to the Warrant to purchase Stock of the Company it has received or receives as placement agent for the offering to the Investors amd the offering to Roaring Fork Capital SBIC, L.P.. The Company shall telephonically request effectiveness of the Mandatory Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall immediately notify the Holders via facsimile or by e-mail delivery of a ".pdf" format data file of the effectiveness of the Mandatory Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of the Mandatory Registration Statement. The Company shall, by 9:30 a.m. New York City time on the second Business Day immediately following the Effectiveness Date, file a final prospectus with the SEC as required by Rule 424.

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

                  (b) The offer and sale of the Registrable Shares pursuant to the Mandatory Registration Statement shall not be underwritten.

                  (c) In the event that a Registration Default (as defined herein) occurs, the Company shall pay, as partial liquidated damages and not as a penalty, an amount in cash to each Investor equal to one percent (1%) of the Purchase Price under the Purchase Agreement (the "MONTHLY DELAY DAMAGES AMOUNT") paid by such Investor for each month (or part thereof, prorated daily) that the Registration Default continues and until it is cured. The Monthly Delay Damages Amount shall be paid by the Company within ten (10) business days after the end of each month that the Registration Default continues.

                  (d) Each of the following shall be deemed to be a breach of the Company's obligations hereunder (each, a "REGISTRATION DEFAULT"):

                           (i) The failure of the Company to file the  Mandatory
Registration Statement with the SEC within forty-five (45) days following the Closing Date;

                           (ii) the  failure of the Company to file with the SEC
a request for acceleration within five business days of the date that the Company is notified by the SEC that the Registration Statement will not be "reviewed" or will not be subject to further review;

                           (iii) the  Mandatory  Registration  Statement  is not
declared effective by the SEC within ninety (90 days) (or, in the event of a review by the SEC, one hundred twenty (120) days) after the Closing Date; or

                           (iv) the  failure  of the  Company  to file the final
prospectus pursuant to Rule 424 or to notify each Investor, each within 3 Business Days of effectiveness of the Mandatory Registration Statement.

                           (v) If on any day after the Effectiveness Date, sales
of all of the Registrable Shares cannot be made (A) other than during a Suspension Period (as defined in Section 10) or (B) for more than sixty (60) days in any period of 365 consecutive days for any reason.

                  (e) If any payments under Section 3(c) are not made in a timely manner, the amounts due shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

                  (f) If (but without any obligation to do so) at any time prior to the earlier to occur of (i) the expiration or termination of the Warrants or
(ii) the date that sales of the Stock issued in connection with the Purchase Agreement can be made under Rule 144(k), the Company proposes to register any of its securities under the Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Shares and a registration statement relating to a PIPE (private investment public equity) or similar transaction), the Company shall, each such time, promptly give each Investor written notice of such registration. Upon the written request of an Investor given within twenty (20) days after receipt of such written notice from the Company, the Company shall cause to be included in the registration statement all of the Registrable Shares that such Investor has requested to be registered (a "PIGGYBACK REGISTRATION STATEMENT"); PROVIDED, HOWEVER, that if the managing underwriter of any underwritten offering by the Company expresses reasonable written objection to the registration of all of the Registrable Shares, then the Registrable Shares which shall be registered in such offering on behalf of holders of Registrable Shares shall be reduced in the proportion equal to the average proportion of reduction as that of all such holders seeking registration in connection with such offering, subject to any rights granted to other holders of securities of the Company that are expressly by the terms of their agreements with the Company entitled to have priority registration rights. If, at any time after giving written notice of its intention to register any such Registrable Shares and prior to the effective date of the Piggyback Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Registrable Shares, the Company may, at its election, give written notice of such determination to each Investor and, thereupon, in the case of a determination not to register, the Company need not register any Registrable Shares in connection with such registration.

                  (g) Neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto and Bathgate) may include securities of the Company in the Mandatory Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to the Mandatory Registration Statement that is declared effective by the SEC, provided that this Section 3(g) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

         4. OBLIGATIONS OF THE COMPANY. In connection with the Company's obligation under Section 3 hereof to file a Mandatory Registration Statement or Piggyback Registration Statement with the SEC (collectively, a "REGISTRATION STATEMENT") and to use its best efforts to cause the Registration Statement to become effective as soon as practicable, the Company shall, as expeditiously as reasonably possible:

                  (a) Not less than 5 Trading Days prior to the filing of the Mandatory Registration Statement and not less than one Trading Day prior to the filing of any related prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Investor copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Investors and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Investor, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Mandatory Registration Statement or any such prospectus or any amendments or supplements thereto to which the Investors owning a majority of the Registrable Shares shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than 5 Business Days after the Investors have been so furnished copies of a Registration Statement or 1 Business Day after the Investors have been so furnished copies of any related prospectus or amendments or supplements thereto.

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

                  (b) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement;

                  (c) Furnish or otherwise make available to the Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(a)) as the Investors may reasonably request in order to facilitate the disposition of such Investors' Registrable Shares;

                  (d) Notify the Investors, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to each Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, provided that upon such notification by the Company, the Investors will not offer or sell Registrable Shares until the Company has notified the Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the selling Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as provided in this
Section 4(c) and deliver copies of same as above provided in Section 4(b) hereof); and

                  (e) Use commercially reasonable efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Shares be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses.

                  (f) The Company shall file additional registration statements or amendments to register any additional shares of Stock that may be issuable upon exercise of Warrants as a result of any change in the exercise price of any Warrant.

                  (g) The Company shall use its best efforts to cause all of the Registrable Shares covered by a Registration Statement to be listed on the American Stock Exchange or each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Shares is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

                  (h) The Company shall cooperate with the Investors who hold Registrable Shares being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Shares to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                  (i) The  Company  shall  effect a filing  with  respect to the public offering contemplated by each Registration Statement (an "ISSUER FILING") with the National Association of Securities Dealers, Inc. ("NASD") Corporate Financing Department pursuant to NASD Rule 2710(b) within one Trading Day of the date that the Registration Statement is first filed with the Commission and pay the filing fee required by such Issuer Filing. The Company shall use commercially reasonable efforts to pursue the Issuer Filing until the NASD issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement as described in the Plan of Distribution attached hereto as ANNEX B. A copy of the Issuer Filing and all related correspondence to or from the NASD with respect thereto shall be provided to FWS.

         5. FURNISH INFORMATION. Each Investor agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as EXHIBIT C (a "SELLING SHAREHOLDER QUESTIONNAIRE") not less than two Business Days prior to the filing date of the Mandatory Registration Statement as set forth in Section 3(a) or by the end of the fourth Business Day following the date on which such Investor receives draft materials in accordance with this Section 4(a).

         6. EXPENSES OF REGISTRATION. All expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including, without limitation, all registration and qualification and filing fees, printing, and fees and disbursements of counsel and auditors for the Company, shall be borne by the Company.

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         7. [RESERVED].

         8. INDEMNIFICATION.

                  (j) Notwithstanding any termination of this Agreement, the Company will indemnify and hold harmless each Investor, any investment banking firm acting as an underwriter for the Investors, any broker/dealer acting on behalf of any Investors and each officer and director of such Investor, such underwriter, such broker/dealer and each person, if any, who controls such Investor, such underwriter or broker/dealer within the meaning of the Securities Act, to the fullest extent permitted by law, against any losses, claims, damages, judgments, fines, penalties, charges, or liabilities, joint or several, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS") to which they may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse such Investor, such underwriter, broker/dealer or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Claim, if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Claim to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished specifically for inclusion in the Registration Statement or any such preliminary prospectus or final prospectus by the Investors, any underwriter for them or controlling person with respect to them. The Company shall reimburse the indemnified persons promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

                  (k) Notwithstanding any termination of this Agreement, each Investor, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any Claims to which the Company or any such director, officer, or controlling person may become subject to, under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the Investor specifically for inclusion in the Registration Statement, or any preliminary prospectus or final prospectus; and such Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such Claim, provided, however, that the liability of each Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) received by such Investor from the sale of Registrable Shares covered by the Registration Statement, and provided, further, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

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                  (l) Promptly after receipt by an indemnified  party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party which consent will not be unreasonably withheld, conditioned or delayed. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of the indemnifying party's participation in such defense. The failure to notify an indemnifying party promptly of the commencement of any such action, if
prejudicial   to  his  ability  to  defend  such  action,   shall  relieve  such
indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 8.

                  (m) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

         9. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available, as those terms are understood and defined in (a) the General Instructions to Form S-3, or any successor or substitute form and (b) Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act,
(iii) as long as any Investor owns any Stock, Warrants or Registrable Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any Registrable Shares without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

         10. DEFERRAL AND LOCK-UP. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the selling Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith, reasonable determination that (i) continued use by the selling Investors of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) it is therefore advisable to suspend the use by the Investors of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "SUSPENSION PERIOD") after delivery by the Company of the certificate referred to above in this Section 10, provided that no Suspension Period shall exceed thirty (30) consecutive or sixty (60) non-consecutive days during any 365 day period; provided, further, that this Section 10 shall be subject to the Company's obligation to pay liquidated damages as set forth in Section 3. During the Suspension Period, none of the Investors shall offer or sell any Registrable Shares pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto). The Company shall use commercially reasonable efforts to cause the termination of the Suspension Period to occur as promptly as practicable.

         11.      TRANSFER OF REGISTRATION RIGHTS.

                  (a) None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as EXHIBIT A hereto. For purposes of this Section 11, the term "QUALIFYING HOLDER" shall mean, with respect to any Investor, any direct transferee from such Investor of those Registrable Shares held or that may be acquired by such Investor. None of the rights of any Investor under this Agreement shall be transferred or assigned to any Person (including, without limitation, a Qualifying Holder) that acquires Registrable Shares in the event that and to the extent that such Person is eligible to resell such Registrable Shares pursuant to Rule 144(k) of the Securities Act (or any successor or substitute rule) or may otherwise resell such Registrable Shares pursuant to an exemption from the registration provisions of the Securities Act.

                  (b) Notwithstanding anything to the contrary contained in this
Section 11, to the extent the Company previously has registered the Registrable Shares pursuant to a Registration Statement which has been declared effective by the SEC and, thereafter, an Investor assigns its Registrable Shares to any other person, the assignee shall have the right to cause the Registration Statement to be amended or the prospectus related thereto to be supplemented, in either case to name such assignee as a selling stockholder, provided that (i) the use of a post-effective amendment or a supplement to the prospectus is permitted by applicable law for such purpose, and (ii) all costs and expenses to the Company, including, without limitation, legal and accounting expenses, incurred to so amend such Registration Statement or supplement the prospectus shall be paid by the assignee requesting such amendment (or shared on a PRO RATA basis to the extent more than one assignee requests such amendment).

         12. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

         13. INDEPENDENT NATURE OF HOLDERS' OBLIGATIONS AND RIGHTS. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

         14.      MISCELLANEOUS.

                  (n) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company. The Company may not assign any of its rights or obligations arising under this Agreement without the written consent of the Majority Holders, except to the extent that such assignment is the result of a merger or consolidation of the Company.

                  (o) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 11 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Stock, Warrants or the Registrable Shares provided that the terms and conditions of
Section 11 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Stock, Warrants or Registrable Shares, all of such Investor's rights under this Agreement shall immediately terminate. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (p) (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "CORRESPONDENCE") required or permitted to be given hereunder shall be sent by courier (overnight or same day) or telecopy or delivered by hand to the party to whom such Correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

                           (i)  All  Correspondence  to  the  Company  shall  be
addressed in the manner set forth in the Purchase Agreement.

                           (ii) All Correspondence to any Investor shall be sent
to such Purchaser at the address set forth in the Purchase Agreement.

                  (q) Any entity may change the address to which Correspondence to it is to be addressed by notification as provided for herein.

                  (r) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

                  (s) This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.



             [INTENTIONALLY LEFT BLANK - NEXT PAGE IS SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.




             ATC HEALTHCARE, INC.



             By:    /S/ DANIEL PESS
                    ----------------------------------------------
                    By: Daniel Pess
                    Title: Senior Vice President/Chief Financial Officer

              [SIGNATURE PAGE TO AHN REGISTRATION RIGHTS AGREEMENT]


Name of Investor: __________________________

SIGNATURE OF AUTHORIZED SIGNATORY OF INVESTOR: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

                                    EXHIBIT A

                             INSTRUMENT OF ADHERENCE

                  Reference is hereby made to that certain Registration Rights Agreement, dated as of March 5, 2007, among ATC Healthcare, Inc., a Delaware corporation (the "COMPANY"), the Investors and the Investor Permitted Transferees, as amended and in effect from time to time (the "REGISTRATION RIGHTS AGREEMENT"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

                  The undersigned, in order to become the owner or holder of (i) ___ shares of Stock or (ii) Warrant(s) to purchase ___ shares of Stock of the Company, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of an Investor Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in the Registration Rights Agreement that are applicable to Investor Permitted Transferees. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

                  Executed as of the date set forth below.



                                 Signature:______________________________



                                 Name of Signatory:______________________

                                 Title: _________________________________

                                 ________________________________________
                                 Name of Investor (if not individual)
                                 Accepted:





                                 ATC HEALTHCARE, INC.


                                 By:_______________________________________


                                 Name: ____________________________________


                                 Title: ___________________________________



                                 Date:_____________________________________

                                    EXHIBIT B

                              PLAN OF DISTRIBUTION

         Each Selling Stockholder (the "SELLING STOCKHOLDERS") of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the American Stock Exchange or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

         o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o an exchange distribution in accordance with the rules of the applicable exchange;

         o        privately negotiated transactions;

         o settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

         o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

         o        through the writing or  settlement of options or other hedging
                  transactions,   whether   through  an  options   exchange   or
                  otherwise;

         o        a combination of any such methods of sale; or

         o        any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), if available, rather than under this prospectus.

         Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

         In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

         The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

         The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

         Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

         We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling
Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

                                    EXHIBIT C

                              ATC HEALTHCARE, INC.

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial owner of common stock (the "REGISTRABLE SECURITIES") of ATC Healthcare, Inc., a Delaware corporation (the "COMPANY"), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "COMMISSION") a registration statement (the "REGISTRATION STATEMENT") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

         Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "SELLING SECURITYHOLDER") of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.       NAME.

         (a)      Full Legal Name of Selling Securityholder


                  -------------------------------------------------------------
                  -------------------------------------------------------------


         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:


                  -------------------------------------------------------------
                  -------------------------------------------------------------


         (c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):


                  -------------------------------------------------------------
                  -------------------------------------------------------------



2.  ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:


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Telephone:
          ---------------------------------------------------------------------
Fax:
Contact Person:

3.  BROKER-DEALER STATUS:

         (a) Are you a broker-dealer?

                                            Yes [_]     No [_]

         (b) If "yes" to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

                                            Yes [_]     No [_]

         Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

         (c) Are you an affiliate of a broker-dealer?

                                            Yes [_]     No [_]

         (d) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                            Yes [_]     No [_]

         Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. BENEFICIAL OWNERSHIP OF SECURITIES OF THE COMPANY OWNED BY THE SELLING SECURITYHOLDER.

         EXCEPT AS SET FORTH BELOW IN THIS ITEM 4, THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN THE SECURITIES ISSUABLE PURSUANT TO THE PURCHASE AGREEMENT.

         (a) Type and Amount of other securities beneficially owned by the Selling Securityholder:


                  -------------------------------------------------------------
                  -------------------------------------------------------------

                  -------------------------------------------------------------
                  -------------------------------------------------------------


                                       20